UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): June 11, 2018

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On May 24, 2018, the shareholders of Employers, Holdings, Inc., a Nevada corporation (the “Company”), approved amendments to the Amended and Restated Articles of Incorporation to declassify the Board of Directors, to allow Stockholder amendments to the Bylaws, and other immaterial amendments (the “Amended and Restated Articles”). The Amended and Restated Articles were effective upon their filing with the Nevada Secretary of State on May 25, 2018.
In connection with these changes to the Amended and Restated Articles, on May 24, 2018, the Company’s Board of Directors approved an amendment to and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), to conform the Amended and Restated Bylaws to the Amended and Restated Articles, as well as other amendments. The Amended and Restated Bylaws are effective June 11, 2018, and amend and restate the Company’s bylaws in their entirety, to, among other things:

•	amend Article I, Section 2 to allow special meetings of the stockholders to be called by a majority of the whole board, not a majority of the board, and to add a definition of “whole board”;

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amend Article I, Section 9 to describe additional content to be required in a stockholder’s notice to the Secretary of the Corporation regarding the nature of the business the stockholder desires to be heard at the Meeting of the Stockholders, specifically the inclusion of the text of any proposed business and any proposed resolution;

•
amend Article I, Section 10 to describe additional content to be required in a stockholder’s notice to the Secretary of the Corporation regarding each person who the stockholder proposes to nominate for election as a director, specifically, the content of a written statement executed by the nominee, and additional criteria which shall cause a nominee to become ineligible for election as a director, including, the nominee taking certain actions or making untrue material statements or omitting material facts;

•	delete Article II, Section 2, which described the number of directors on the board;

•	delete Article II, Section 3, which described the classes of directors;

•	delete Article II, Section 4, which described the length of the directors’ terms;

•	amend Article II, Section 7 to allow the Board of Directors to designate a director or an officer to preside at a meeting where the chair is absent;

•	amend Article II, Section 9 to allow a director to resign by electronic transmission;

•	delete Article II, Section 14, which described how to place a director in a class when a director is elected to fill a vacancy;

•	amend Article III, Section 7 to allow an officer to resign by electronic transmission;

•	add Article III, Section 8, which authorizes certain officers to vote, represent and exercise the Company’s rights related to the shares of other entities;

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amend Article VI, Section 1 to change the requirement for the Board of Directors to amend the Bylaws, and to authorize and describe the process by which the Company’s stockholders may amend the Bylaws; and

•	make various ministerial changes.
The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
3.1 Amended and Restated Bylaws of Employers Holdings, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	June 13, 2018	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel